UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 17, 2005

Date of Report (Date of earliest event reported)
EMDEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)
(201) 703-3400

(Registrant’s telephone number, including area code)
WEBMD CORPORATION

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
EXHIBIT INDEX
EX-3.1 CERTIFICATE OF AMENDMENT

Item 8.01. Other Events.
     Effective October 17, 2005, the Registrant amended its Certificate of Incorporation to change its name from WebMD Corporation to Emdeon Corporation. The amendment was approved at the Annual Meeting of Stockholders of the Registrant held on September 29, 2005 and was disclosed in the proxy statement filed by the Registrant with the Securities and Exchange Commission in connection with the Annual Meeting.
     The new CUSIP number for Emdeon common stock is: 290849 10 8. Stockholders are NOT required to exchange outstanding stock certificates for WebMD common stock for new Emdeon stock certificates.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed or furnished herewith:

	3.1	Certificate of Amendment of Eleventh Amended and Restated Certificate of Incorporation of the Registrant Changing Its Name from WebMD Corporation to Emdeon Corporation

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Emdeon Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: October 18, 2005	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment of Eleventh Amended and Restated Certificate of Incorporation of the Registrant Changing Its Name from WebMD Corporation to Emdeon Corporation

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